Subsequent Event	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Event

7.	Subsequent Event

On October 31, 2014, the Company consummated the acquisition (the “Acquisition”) of Eastside Distilling, LLC, an Oregon limited liability company (“Eastside”) pursuant to an Agreement and Plan of Merger by and among the Company, Eastside, and Eastside Distilling, Inc., a Nevada corporation our wholly-owned subsidiary. Pursuant to the Merger Agreement, Eastside merged with and into Eastside Distilling, Inc. The merger consideration for the acquisition consisted of 32,000,000 shares (the “Shares”) of our common stock.   In addition, certain of the Company’s stockholders cancelled an aggregate of 24,910,000 shares of the Company’s common stock held by them. As a result, the Company has 40,000,000 shares of common stock issued and outstanding, of which 32,000,000 shares are held by the former members of Eastside.  In connection with the closing of the Merger Agreement, noteholders with debt obligations in the aggregate amount of $86,014.10 cancelled these obligations and provided the Company with a release from all claims.

On November 4, 2014, the Company received advances totaling $103,525 and issued two promissory notes to unrelated parties. The notes bear interest at a rate of 2.25% per annum, are unsecured and due on demand.

10.	Subsequent Events

During the three month period ended March 31, 2014, the Company issued eight promissory notes to non-affiliated investors to secure the repayment of $56,965.35 advanced to the Company and on its behalf by the investor. The promissory notes are payable on demand and do not accrue interest. There has been no repayment of any indebtedness secured by the promissory notes.